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                                                                   Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 2001 included in this Form 10-K, into Carriage Services, Inc.'s previously filed Registration Statement File Nos. 333-85961.


ARTHUR ANDERSEN LLP

Houston, Texas
March 30, 2001